LB-UBS COMMERCIAL MORTGAGE TRUST
2005-C3

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2005-C3

INITIAL MORTGAGE POOL BALANCE
APPROXIMATELY $2.36 BILLION

HIGHLIGHTS OF 200 PARK AVENUE MORTGAGE LOAN
SECURED BY 200 PARK AVENUE, NEW YORK, NY

May 20, 2005

THE INFORMATION CONTAINED HEREIN (THIS "INFORMATION") DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, AND IS SUBJECT TO AND SUPERCEDED IN ITS ENTIRETY BY, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM, INCLUDING ANY RISK FACTORS CONTAINED IN ANY SUCH DOCUMENTS (COLLECTIVELY, THE "OFFERING DOCUMENT"). THIS INFORMATION DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS, RISK FACTORS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION HEREIN REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY EXPRESS OR IMPLIED AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION, INCLUDING BUT NOT LIMITED TO, ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES AND ANY LIABILITY THEREFORE IS EXPRESSLY DISCLAIMED. THIS INFORMATION MAY NOT BE DELIVERED BY YOU TO ANY OTHER PERSON WITHOUT THE UNDERWRITERS' PRIOR WRITTEN CONSENT. THE UNDERWRITERS MAY FROM TIME TO TIME PERFORM INVESTMENT BANKING SERVICES FOR OR SOLICIT INVESTMENT BANKING BUSINESS FROM ANY COMPANY NAMED IN THE INFORMATION HEREIN. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. THIS INFORMATION SUPERCEDES THE INFORMATION IN ANY PRIOR VERSIONS HEREOF OR OTHER RELATED TERM SHEETS AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT. THIS MATERIAL IS CONFIDENTIAL AND MUST NOT BE COPIED OR DISSEMINATED TO ANY OTHER PARTIES WITHOUT THE UNDERWRITERS' PRIOR WRITTEN CONSENT. IN FURNISHING THIS INFORMATION, THE UNDERWRITERS UNDERTAKE NO OBLIGATION TO PROVIDE THE RECIPIENT WITH ACCESS TO ANY ADDITIONAL INFORMATION OR TO UPDATE THE INFORMATION OR TO CORRECT ANY INACCURACIES THEREIN WHICH MAY BECOME APPARENT.

THE SECURITIES TO WHICH THESE MATERIALS RELATE (THE "SUBJECT SECURITIES") HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES AND EXCHANGE ACT OF KOREA AND NONE OF THE SUBJECT SECURITIES MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF KOREA OR TO ANY PERSONS FOR THE REOFFERING OR RESALE, DIRECTLY OR INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF KOREA, EXCEPT PURSUANT TO APPLICABLE LAWS AND REGULATIONS OF KOREA. NONE OF LEHMAN BROTHERS INC. OR UBS SECURITIES LLC OR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION WITH RESPECT TO THE ELIGIBILITY OF ANY RECIPIENTS OF THESE MATERIALS OR OF THE SUBJECT SECURITIES TO ACQUIRE THE SUBJECT SECURITIES UNDER THE LAWS OF KOREA, INCLUDING, WITHOUT LIMITATION, THE FOREIGN EXCHANGE TRANSACTION REGULATIONS OF KOREA. IN ADDITION, ANY RECIPIENT OR PURCHASER OF THE SUBJECT SECURITIES REPRESENTS THAT IT IS PURCHASING OR ACQUIRING THE SUBJECT SECURITIES AS PRINCIPAL FOR ITS OWN ACCOUNT. FOR A PERIOD OF ONE YEAR FROM THE ISSUE DATE OF THE SUBJECT SECURITIES, NEITHER THE HOLDER OF THE SUBJECT SECURITIES NOR ANY RESIDENT OF KOREA MAY TRANSFER THE SUBJECT SECURITIES IN KOREA OR TO ANY RESIDENT OF KOREA UNLESS SUCH TRANSFER INVOLVES ALL OF THE SUBJECT SECURITIES HELD BY IT. ALSO, FOR A PERIOD OF ONE YEAR FROM THE ISSUE DATE OF THE SUBJECT SECURITIES, THE FACE AMOUNT OF EACH CERTIFICATE REPRESENTING THE SUBJECT SECURITIES HELD BY A RESIDENT OF KOREA SHALL NOT BE SUBDIVIDED INTO MORE THAN ONE SUCH CERTIFICATE REPRESENTING THE SUBJECT SECURITIES. FURTHERMORE, THE PURCHASER OF THE SUBJECT SECURITIES SHALL COMPLY WITH ALL APPLICABLE REGULATORY REQUIREMENTS (INCLUDING BUT NOT LIMITED TO REQUIREMENTS UNDER THE FOREIGN EXCHANGE TRANSACTION LAWS) IN CONNECTION WITH THE PURCHASE OF THE SUBJECT SECURITIES. FOR THE AVOIDANCE OF DOUBT, IT IS THE SOLE RESPONSIBILITY OF THE RECIPIENT OR PURCHASER OF THE SUBJECT SECURITIES TO DETERMINE WHETHER SUCH RECIPIENT OR PURCHASER IS ELIGIBLE FOR THE ACQUISITION OF THE SUBJECT SECURITIES UNDER APPLICABLE LAWS AND REGULATIONS OF KOREA, AND WHETHER SUCH RECIPIENT OR PURCHASER WILL HAVE COMPLIED WITH ALL APPLICABLE KOREAN LEGAL AND REGULATORY REQUIREMENTS IN CONNECTION WITH THE PURCHASE OF THE SUBJECT SECURITIES.

CENTRAL PARK
Central Park South
Queensboro Bridge
WEST SIDE
EAST SIDE
MIDTOWN WEST
MIDTOWN EAST/
SUTTON PLACE
200 Park Avenue
New York, NY
GARMENT DISTRICT
EAST RIVER
Times Square
Bryant Park
New York Public Library
Grand Central Terminal
United Nations Headquarters
Con Edison
Queens Midtown Tunnel
NYU Hospital
Kips Bay Plaza
PENNSYLVANIA STATION
Herald Square
Murray Hill
Eighth Avenue
Broadway
Seventh Avenue
Avenue of the Americas / Sixth Avenue
Fifth Avenue
Madison Avenue
Park Avenue
Vanderbilt Avenue
Lexington Avenue
Third Avenue
Second Avenue
Tudor City Place
First Avenue
Sutton Place
East River Drive
Franklin D. Roosevelt Drive
W 58th
W 57th
W 56th
W 55th
W 54th
W 53rd
W 52nd
W 51st
W 50th
W 49th
W 48th
W 47th
W 46th
W 45th
W 44th
W 43rd
W 42nd
W 41st
W 40th
W 39th
W 38th
W 37th
W 36th
W 35th
W 34th
W 33rd
E 59th
E 58th
E 57th
E 56th
E 55th
E 54th
E 53rd
E 52nd
E 51st
E 50th
E 49th
E 48th
E 47th
E 46th
E 45th
E 44th
E 43rd
E 42nd
E 41st
E 40th
E 39th
E 38th
E 37th
E 36th
E 35th
E 34th
E 33rd
MAPS © 2005 CARTIFACT, LOS ANGELES

The 200 Park Avenue Mortgage Loan is a fixed rate, first mortgage loan with a principal balance of $900,000,000 (the "Mortgage Loan") secured by both the fee-simple and leasehold interests and improvements in a Class A office building located at 200 Park Avenue in New York, New York (the "Property"). The Mortgage Loan is expected to be rated Baa3 by Moody's. The Mortgage Loan will be split into a $850.6 million component (the "Senior Component") and a $49.4 million subordinated non-pooled component (the "Junior Component"). Approximately $278.8 million of the Senior Component representing a senior pooled interest in such note will be contributed into the LB-UBS 2005-C3 Trust (the "Trust") and will be pooled together with certain other assets of the Trust. The remaining approximately $571.8 million of the Senior Component is expected to be contributed to future LB-UBS fusion deals. The Junior Component will directly support a specific privately offered certificate issued by the Trust. Additionally, Lehman Brothers has originated a senior mezzanine loan and junior mezzanine loan which are evidenced by a senior mezzanine note in the amount of $275.0 million and a junior mezzanine note in the amount up to $220.0 million of which $170.0 million was initially funded.

▪	Term & Extensions: 120 month initial term maturing May 11, 2015, with no extensions.

▪	Amortization: Interest Only

▪	Interest Rate: The Mortgage Loan will accrue interest at approximately 5.489%.

▪	Borrower: 200 Park, L.P. (the "Borrower"), a special-purpose, bankruptcy-remote Delaware limited partnership which holds both the fee and leasehold title to the Property. 200 Park, L.P. is owned by a partnership controlled by Tishman Speyer Real Estate Venture VI, L.P. (the "Sponsor").

▪	Sponsorship: The Sponsor is an investment fund formed by and affiliated with Tishman Speyer Properties, L.P. Tishman Speyer Properties, L.P. is a global developer and operator of office buildings, mixed-use, retail and multifamily properties. Since its formation in 1978, Tishman Speyer Properties, L.P. has developed or acquired a portfolio of over 65 million square feet, valued at over $16 billion. Since 1997, Tishman Speyer Properties, L.P. has managed a series of privately-held funds including the Sponsor, and has raised over $2.5 billion in direct equity capital on behalf of over 40 investors. Tishman Speyer Properties, L.P. has offices in six countries and is headquartered in New York City. The company owns properties Germany, England, France, Spain, Australia, Brazil and America.

▪	Property: The Property is a 58-story, Class A office building with approximately 2,850,323 square feet of net rentable area (including 105,424 square feet of ground floor retail space) located in midtown Manhattan in New York. 200 Park Avenue also includes a six-level valet-service parking garage with approximately 249 parking spaces. The landmarked building has been known since 1992 as The MetLife Building, namesake for the building's prior owner and current tenant, Metropolitan Life Insurance Company ("MetLife") which purchased the building in 1981 when it was then known as The Pan Am Building. As part of the recent sale to the Borrower, the building will continue to be known as The MetLife Building. Built in 1963, the Property is located on a portion of a city block bounded by East 45th Street to the north, Grand Central Station to the south, Vanderbilt Avenue to the west and Depew Place to the east. The building has direct access to Grand Central Station, one of New York City's major transportation hubs with access to Metro North commuter trains and the local subway system. The Property has been well maintained over the years with most recent renovations occurring during the past five year period 1999-2004. As reported by prior owner MetLife, significant improvements in excess of a reported $90 million have included façade cleaning and restoration, elevator modernization, and completely redesigned lobby and entrances. The Property is leased to a diverse mix of approximately 243 tenants including numerous investment grade quality tenants comprised of professional services firms including law firms and several financial services firms. Major tenants include The Dreyfus Corporation (a subsidiary of Mellon Financial Corporation which is rated A1/A+/AA- by Moody's, S&P and Fitch, respectively) with 351,585 square feet, the law firm of Winston & Strawn LLP with 335,094 square feet and Barclays Bank PLC (rated Aa1/AA/AA+) with 333,822 square feet. In addition, MetLife continues to lease 53,031 square feet through March 2025. All of the Property's retail space is leased to approximately 16 tenants consisting of several restaurants, a New York Sports Club and a Smith Barney retail investor location. Occupancy at the Property, based on square footage leased, was 100.0% as of January 1, 2005.

▪	Property Management: Tishman Speyer Properties, L.P.

▪	TENANTS:

	Approximate Square Feet	% of Total Base Revenues(2)	In-Place Rent	In-Place Rent(psf)(3)	Ratings(4)	Lease Expiration
Major Tenants(1)
Barclays Bank PLC	333,822	12.1%	$17,190,839	$51.50	Aa1/AA/AA+	7/31/2017
Winston & Strawn LLP	335,094	11.8%	$16,839,052	$50.25	NR	11/23/2011(5)
The Dreyfus Corporation	351,585	10.3%	$14,607,539	$41.55	A1/A+/AA-	3/31/2019
Gibson Dunn & Crutcher LLP	177,074	9.5%	$13,499,214	$76.23	NR	5/31/2006(6)
Greenberg Traurig LLP	241,610	8.4%	$11,926,818	$49.36	NR	11/30/2013(7)
Subtotal:	1,439,185	52.1%	$74,063,462	$51.46
Other Tenants	1,411,138	47.9%	$68,104,980	$48.26
Vacant	0	NA	NA	NA
Total	2,850,323	100%	$142,168,442	$49.88

▪	LTV: The Mortgage Loan has an loan-to-value of 48.6% based on appraised value of $1,850,000,000.

▪	In-Place DSCR: Based on in-place underwritten net cash flow of approximately $78.1million, the Mortgage Loan has a DSCR of 1.56x(8)

▪	Underwritten DSCR: Based on projected underwritten net cash flow of approximately $129.9 million, the Mortgage Loan has a DSCR of 2.59x(9)

▪	Cash Management: Hard Lockbox.

(1)	Major tenants, based on square footage, are ranked in order of approximate % of Total Base Revenues.

(2)	The percentages of total base revenues are based on in-place underwritten base rental revenues.

(3)	Reflects in-place base rent.

(4)	Credit ratings are by Moody's, S&P and Fitch, respectively, and may reflect the parent company rating (even though the parent company may have no obligations under the related lease) if tenant company is not rated. NR means not rated.

(5)	Winston & Strawn LLP's lease expiration consists of 112,951 square feet and 93,599 square feet expiring November 23 and 30, respectively in year 2011, 125,105 square feet expiring April 30, 2007 and 3,439 square feet expiring March 23, 2005.

(6)	Gibson Dunn & Crutcher LLP's lease expiration consists of 131,880 square feet expiring May 31, 2006 and 45,194 square feet expiring October 31, 2011.

(7)	Greenberg Traurig LLP's lease expiration consists of 148,610 square feet expiring November 30, 2013 and 93,000 square feet expiring November 30, 2021.

(8)	Assumes a Mortgage Loan amount of $900,000,000, in-place underwritten net cash flow of $78,137,046, and a whole loan rate of 5.489% calculated on actual/360 day basis.

(9)	Assumes a Mortgage Loan amount of $900,000,000, projected underwritten net cash flow of $129,928,479 based on assumed mark-to-market rent adjustment to tenant leases, and a whole loan rate of 5.489% calculated on actual/360 day basis.

▪	Reserve Funds:

o	Monthly escrow deposits into a tax and insurance reserve account, provided however, the monthly insurance reserve shall not be required so long as the Borrower provides evidence of a blanket insurance policy covering the Property and complying with the terms of the Mortgage Loan documents.

o	Monthly escrow deposits into a replacement reserve account in the amount of $35,000.

o	At closing $6,799,309 was deposited into an unfunded tenant obligations reserve account to pay for tenant allowances and leasing commissions due to certain tenants at the Property.

o	At closing, $3,406,712 was deposited into a required repair reserve account to pay for certain required repairs identified in the loan documents.

o	At closing, $9,872,331 was deposited into a leasing reserve account to pay for certain tenant improvement costs and leasing costs incurred in connection with the leasing of space at the Property. At any time after May 11, 2008, in the event that (i) no event of default shall have occurred and be continuing under the Mortgage Loan, and (ii) the debt service coverage ratio for the Property is equal to or greater than 1.50x, upon Borrower's request, mortgagee for the Mortgage Loan shall deposit a portion of the leasing reserve funds equal to the undisbursed amount of the initial leasing reserve deposit into the lockbox and such funds shall be applied in accordance with the applicable loan documents.

o	Any lease termination payments in excess of $750,000 shall be deposited into the leasing reserve account.

o	At closing, $5,739,288 was deposited into a capital expenditure reserve account to pay for capital expenditures. At any time after May 11, 2008, in the event that (i) no event of default shall have occurred and be continuing, and (ii) the debt service coverage ratio for the Property is equal to or greater than 1.50x, upon Borrower's request, mortgagee for the Mortgage Loan shall deposit the remaining capital expenditures reserve funds into the lockbox and such funds shall be applied in accordance with the applicable loan documents.

▪	200 Park Avenue Loan Structure:

o	Lehman Brothers originated a $900 million first Mortgage Loan secured by the 200 Park Avenue Property. The Mortgage Loan will be split utilizing a directed pay structure into a $850.6 million Senior Component and a $49.4 million Junior Component.

o	A $278.8 million portion of the $850.6 million Senior Component will be pooled in the LB-UBS 2005-C3 Trust. The balance of the Senior Component is expected to be included in future securitizations.

o	The $49.4 million Junior Component will be deposited into the LB-UBS 2005-C3 Trust and will collateralize a privately offered class of certificates.

o	The Senior Component will receive interest payments prior to the Junior Component subject to the terms of the participation agreement.